UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2020

Invitae Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1400 16th Street, San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 374-7782

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVTA	The New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Diploid Acquisition

Diploid Share Purchase Agreement

On March 10, 2020, Invitae Corporation, a Delaware corporation (“Invitae”), Invitae Netherlands, B.V., an Amsterdam limited liability company and wholly-owned subsidiary of Invitae (“Invitae Netherlands”), and Peter Schols, an individual (“Diploid Seller”), entered into a Share Purchase Agreement (the “Diploid Acquisition Agreement”), pursuant to which, among other things and concurrently with execution thereof, Invitae Netherlands acquired 100% of the issued and outstanding equity of Orbicule BV, a Belgian limited liability company operating under the name “Diploid” (“Diploid”), from Diploid Seller (the “Diploid Transaction”).

The aggregate consideration paid in the Diploid Transaction for 100% of Diploid’s equity securities was approximately $95.0 million consisting of (i) approximately $63.0 million in shares of Invitae’s common stock (based upon a trailing average trading price prior to the date of the Diploid Acquisition Agreement) and (ii) approximately $32.0 million in cash; provided, however, that (x) such cash amount is subject to adjustment based upon various factors, including the final determinations of cash, debt and working capital of Diploid at the time of the Diploid Transaction, and (y) a portion of the stock consideration is subject to a hold-back to satisfy indemnification obligations that may arise in connection with the Diploid Acquisition Agreement.

The shares of Invitae’s common stock issued in the Diploid Transaction were issued in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”). The Diploid Acquisition Agreement contains customary representations and warranties by Invitae and Diploid Seller.

Diploid Registration Rights Agreement

In connection with the Diploid Transaction, Invitae entered into a Registration Rights Agreement (the “Diploid Registration Rights Agreement”) with Diploid Seller, pursuant to which Invitae will register for resale on Form S-3 the shares of Invitae’s common stock issued in the Diploid Transaction. The Diploid Registration Rights Agreement provides that such registration rights will expire at such time as such shares of Invitae common stock have been disposed of pursuant to the resale registration statement or pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”), or as to any holder when all of such holder’s shares may be sold pursuant to Rule 144 without limitation as to manner of sale restrictions or volume limitation.

Diploid RSU Agreements

In connection with the Diploid Transaction, Invitae will grant an aggregate of up to $5.0 million of restricted stock units (the “Inducement Awards”) to certain employees of Diploid in connection with and as an inducement to their post-Diploid Transaction employment by Invitae (each, a “Continuing Employee”), pursuant to time-based restricted stock unit award agreements (the “RSU Agreements”) with each such Continuing Employee. Under the RSU Agreements, Invitae will issue shares of its common stock to the Continuing Employees at such times, and upon such conditions (including with respect to the vesting of such shares), as are set forth therein.

The Inducement Awards were granted as inducement awards in compliance with New York Stock Exchange Rule 303A.08, with the actual number of shares to be issued pursuant to the Inducement Awards to be determined at vesting in accordance with the terms of the RSU Agreements. The

Inducement Awards were made pursuant to the Invitae Corporation 2015 Stock Incentive Plan, as amended and restated as of March 6, 2020 (the “2015 Plan”) to create a pool of shares of Invitae’s common stock to be used solely for the Inducement Awards.

The restricted stock units granted pursuant to the RSU Agreements vest 12 months and 24 months from the grant date. The number of restricted stock units that vest on each 12 month anniversary will be calculated based on the volume-weighted average trading price of Invitae’s common stock on the New York Stock Exchange for 30 days immediately preceding such vesting date. Any unvested portion of an award granted under a RSU Agreement will accelerate upon the applicable Continuing Employee being terminated for Cause or Good Reason (as such terms are defined in the RSU Agreements).

The foregoing descriptions of the Diploid Acquisition Agreement, the Diploid Registration Rights Agreement and the transactions contemplated thereby, and the RSU Agreements and the 2015 Plan are not complete and are qualified in their entirety by the full text of the Diploid Acquisition Agreement, the Diploid Registration Rights Agreement, the form of RSU Agreement, and the 2015 Plan, which will be filed as exhibits to Invitae’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2020.

YouScript Acquisition

YouScript Merger Agreement

On March 10, 2020, Invitae, Yasawa Merger Sub A Inc., a Delaware corporation and wholly-owned subsidiary of Invitae (“Merger Sub A”), Yasawa Merger Sub B LLC, a Delaware limited liability company and wholly-owned subsidiary of Invitae (“Merger Sub B”), YouScript Incorporated, a privately-held Delaware corporation (“YouScript”), and Fortis Advisors LLC (as representative of YouScript’s stockholders) entered into an Agreement and Plan of Merger (the “YouScript Acquisition Agreement”), pursuant to which, among other things and subject to the satisfaction or waiver of the conditions set forth in the YouScript Acquisition Agreement, Invitae will acquire 100% of the fully diluted equity of YouScript. Pursuant to the YouScript Acquisition Agreement, Merger Sub A will merge with and into YouScript, with YouScript becoming a wholly-owned subsidiary of Invitae, and promptly thereafter as part of the same overall transaction, YouScript will merge with and into Merger Sub B, with Merger Sub B continuing as a wholly-owned subsidiary of Invitae and the surviving entity in the mergers (collectively, the “YouScript Transactions”). The YouScript Transactions, taken together, are intended to qualify for federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The aggregate consideration in the YouScript Transactions for 100% of YouScript’s equity securities is approximately $79.3 million consisting of (i) approximately $54.3 million in shares of Invitae’s common stock (based upon a trailing average trading price prior to the date of the YouScript Acquisition Agreement) and (ii) $25.0 million in cash; provided, however, that (x) such stock consideration is subject to adjustment based upon various factors, including the final determinations of cash, debt and working capital of YouScript at the time of the YouScript Transactions, and (y) a portion of such cash amount and such stock consideration is subject to a hold-back to satisfy indemnification obligations that may arise in connection with the YouScript Acquisition Agreement.

The shares of Invitae’s common stock issued in the YouScript Transactions will be issued in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act.

In accordance with the terms of the YouScript Acquisition Agreement, YouScript stockholders owning a substantial majority of the YouScript common stock (after giving effect to conversion of certain convertible promissory notes issued by YouScript) (the “Consenting Holders”) have entered into a support agreement with Invitae (the “Support Agreement”) pursuant to which such Consenting Holders have agreed to (i) approve the YouScript Acquisition Agreement, the YouScript Transactions, and the other transactions contemplated by the YouScript Acquisition Agreement, (ii) the indemnification provisions of the YouScript Acquisition Agreement, (iii) make customary representations and warranties in connection with the acquisition of Invitae’s common stock in the YouScript Transactions (as applicable), and (iv) release Invitae from certain claims related to the YouScript Transactions.

Closing Conditions; Closing Date

The obligations of the parties to consummate the YouScript Transactions are subject to the satisfaction or waiver of various conditions set forth in the YouScript Acquisition Agreement, including, but not limited to (i) the accuracy of the representations and warranties of each party contained in the YouScript Acquisition Agreement (subject to certain materiality qualifications), (ii) each party’s compliance with or performance of the covenants and agreements in the YouScript Acquisition Agreement in all material respects, and (iii) entry by Invitae into employment and non-competition agreements with certain employees of YouScript. The YouScript Transactions are expected to close in April 2020, subject to customary closing conditions.

Representations and Warranties; Covenants

The YouScript Acquisition Agreement contains customary representations and warranties by Invitae and YouScript. The YouScript Acquisition Agreement also contains customary covenants and agreements, including with respect to the operations of the business of YouScript between signing and closing, restrictions on alternative transactions by YouScript, commercially reasonable efforts to take actions that may be necessary in order to obtain approval of the YouScript Transactions with certain governmental authorities, and other matters.

The YouScript Acquisition Agreement generally prohibits YouScript’s solicitation of proposals relating to alternative transactions and restricts YouScript’s ability to furnish non-public information to, or participate in any discussions or negotiations with, any third party with respect to any alternative transaction, subject to certain limited exceptions.

Termination

The YouScript Acquisition Agreement contains termination rights for Invitae and YouScript, including if the YouScript Transactions are not consummated within 60 days after the date of the YouScript Acquisition Agreement, which may be extended by the mutual consent of Invitae and YouScript.

YouScript Registration Rights Agreement

In connection with the YouScript Transactions, Invitae will enter into a Registration Rights Agreement (the “YouScript Registration Rights Agreement”) with certain stockholders of YouScript, pursuant to which Invitae will register for resale on Form S-3 the shares of Invitae’s common stock to be issued in the YouScript Transactions. The YouScript Registration Rights Agreement provides that such registration rights will expire at such time as such shares of Invitae common stock have been disposed of pursuant to the resale registration statement or pursuant to Rule 144, or as to any holder when all of such holder’s shares may be sold pursuant to Rule 144 without limitation as to manner of sale restrictions or volume limitation.

The foregoing descriptions of the YouScript Acquisition Agreement, the YouScript Registration Rights Agreement and the transactions contemplated thereby are not complete and are qualified in their entirety by the full text of the YouScript Acquisition Agreement and the YouScript Registration Rights Agreement, which will be filed as exhibits to Invitae’s Quarterly Report on Form 10-Q for the quarter in which the YouScript Transactions close, which is expected to be the quarter ending June 30, 2020.

Genelex Acquisition

Genelex Unit Purchase Agreement

On March 10, 2020, Invitae, David Colaizzi, Chris Howlett, Anthony Muhlenkamp, Gerald Schneider, and Matt Lehrian (collectively, the “Genelex Sellers”) entered into a Unit Purchase Agreement (the “Genelex Acquisition Agreement”), pursuant to which, among other things and subject to the satisfaction or waiver of the conditions set forth in the Genelex Acquisition Agreement, Invitae will acquire 100% of the issued and outstanding equity of Genetic Solutions, LLC, a Pennsylvania limited liability company operating under the name “Genelex” (“Genelex”), from the Genelex Sellers (the “Genelex Transaction”).

The aggregate upfront consideration in the Genelex Transaction for 100% of Genelex’s equity securities is approximately $20.7 million payable at closing in shares of Invitae’s common stock (based upon a trailing average trading price prior to the date of the Genelex Acquisition Agreement); provided, however, that (i) such amount is subject to adjustment based upon various factors, including the cash, debt and working capital of Genelex at the time of the Genelex Transaction, and (ii) a portion of the consideration will be subject to a hold-back to satisfy indemnification obligations that may arise in connection with the Genelex Acquisition Agreement. In addition to such upfront amount, Invitae would become obligated pursuant to the terms of the Genelex Acquisition Agreement to issue additional shares of its common stock to the Genelex Sellers if, within a specified period following the closing of the Genelex Transaction, Genelex achieves a certain product milestone, in which case Invitae would thereafter issue to the Genelex Sellers shares of Invitae’s common stock with a value equal to a portion of the gross revenues actually received by Invitae for that product and similar products during an earn-out period of up to four years.

The shares of Invitae’s common stock issued in the Genelex Transaction will be issued in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act.

Closing Conditions; Closing Date

The obligations of the parties to consummate the Genelex Transaction are subject to the satisfaction or waiver of various conditions set forth in the Genelex Acquisition Agreement, including, but not limited to (i) the accuracy of the representations and warranties of each party contained in the Genelex Acquisition Agreement (subject to certain materiality qualifications), (ii) each party’s compliance with or performance of the covenants and agreements in the Genelex Acquisition Agreement in all material respects, and (iii) entry by Invitae into employment and non-competition agreements with certain employees of Genelex. The Genelex Transaction is expected to close in April 2020, subject to customary closing conditions.

Representations and Warranties; Covenants

The Genelex Acquisition Agreement contains customary representations and warranties by Invitae and Genelex. The Genelex Acquisition Agreement also contains customary covenants and agreements, including with respect to the operations of the business of Genelex between signing and closing, restrictions on alternative transactions by Genelex, commercially reasonable efforts to take actions that may be necessary in order to obtain approval of the Genelex Transaction with certain governmental authorities, and other matters.

The Genelex Acquisition Agreement generally prohibits Genelex’s solicitation of proposals relating to alternative transactions and restricts Genelex’s ability to furnish non-public information to, or participate in any discussions or negotiations with, any third party with respect to any alternative transaction, subject to certain limited exceptions.

Termination

The Genelex Acquisition Agreement contains termination rights for Invitae and Genelex, including if the Genelex Transaction is not consummated within 60 days after the date of the Genelex Acquisition Agreement, which may be extended by the mutual consent of Invitae and Genelex.

Genelex Registration Rights Agreement

In connection with the Genelex Transaction, Invitae will enter into a Registration Rights Agreement (the “Genelex Registration Rights Agreement”) with the Genelex Sellers, pursuant to which Invitae will register for resale on Form S-3 the shares of Invitae’s common stock to be issued in the Genelex Transaction. The Genelex Registration Rights Agreement provides that such registration rights will expire at such time as such shares of Invitae common stock have been disposed of pursuant to the resale registration statement or pursuant to Rule 144, or as to any holder when all of such holder’s shares may be sold pursuant to Rule 144 without limitation as to manner of sale restrictions or volume limitation.

The foregoing descriptions of the Genelex Acquisition Agreement, the Genelex Registration Rights Agreement and the transactions contemplated thereby are not complete and are qualified in their entirety by the full text of the Genelex Acquisition Agreement and the Genelex Registration Rights Agreement, which will be filed as exhibits to Invitae’s Quarterly Report on Form 10-Q for the quarter in which the Genelex Transaction closes, which is expected to be the quarter ending June 30, 2020.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Diploid Transaction, the YouScript Transactions, and the Genelex Transaction (collectively, the “Acquisition Transactions”) described in Item 1.01 above, Invitae will issue shares of its common stock upon closing of each of the Acquisition Transactions in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act. Each recipient of such shares will make certain representations as a recipient of Invitae’s common stock, including that shares of Invitae’s common stock will be acquired for such recipient’s own account for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof, and that such recipient is able to bear the risks of the investment and could hold the shares for an indefinite period of time.

Item 7.01	Regulation FD Disclosure.

On March 10, 2020, Invitae issued two press releases announcing the Acquisition Transactions. Copies of such press releases are furnished as Exhibit 99.1 and Exhibit 99.2 hereto.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this Current Report on Form 8-K, other than purely historical information, are “forward-looking statements.” All statements, other than statements of historical facts, included in or incorporated by reference into this Current Report on Form 8-K regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to the structure, timing and expected completion of the proposed Acquisition Transactions (other than the timing and completion of the Diploid Transaction which has closed), and the potential benefits of the Acquisition Transactions. Invitae may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with the ability to consummate the proposed Acquisition Transactions (other than the Diploid Transaction) and the ability to realize the intended benefits of the Acquisition Transactions. Invitae disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1#	Press Release issued by Invitae Corporation, dated March 10, 2020, announcing the YouScript Transaction and the Genelex Transaction.

99.2#	Press Release issued by Invitae Corporation, dated March 10, 2020, announcing the Diploid Transaction.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	This Exhibit is furnished herewith and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or deemed to be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933 except to the extent that Invitae Corporation specifically incorporates it by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2020

INVITAE CORPORATION

By:	/s/ Shelly D. Guyer
Name:	Shelly D. Guyer
Title:	Chief Financial Officer